EXHIBIT 10.9

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                             NORWOOD FINANCIAL CORP.

                     1999 DIRECTORS STOCK COMPENSATION PLAN


     1. Purpose of the Plan. The Plan shall be known as the NORWOOD FINANCIAL CORP. ("Company") 1999 Directors Stock Compensation Plan (the "Plan"). The purpose of the Plan is to retain and reward qualified personnel for positions of substantial responsibility as members of the Board of Directors of the Company or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of Stock Options that are not "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     (a) "Award" means the grant by the Committee or in accordance with the terms of the Plan of a Stock Option.

     (b) "Bank" shall mean Wayne Bank, or any successor corporation thereto.

     (c) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

     (d) "Change in Control" shall mean any one of the following events: (i) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (ii) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (iii) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), or (iv) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Bank or the Company (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. Notwithstanding the foregoing, in the case of
(i), (ii) and (iii) hereof, ownership or control of the Bank by the Company itself shall not constitute a Change in Control. For purposes of this paragraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     (f) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.



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     (g)  "Common  Stock"  shall mean the common  stock of the  Company,  or any successor or parent corporation thereto.

     (h)  "Company"  shall  mean  the  NORWOOD   FINANCIAL   CORP.,  the  parent
corporation of the Savings Bank, or any successor or Parent thereof.

     (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

     (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

     (k) "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

     (l) "Effective Date" shall mean December 14, 1999.

     (m) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company. "Non-Employee" shall mean an individual not employed by the Company or any present or future Parent or Subsidiary of the Company.

     (n) "Fair Market Value" shall mean the last reported sale price of such Common Stock on such date or within the preceding 20 business days, or if there is no reported sale price during such period, then the mean of the last reported bid and ask price during such period. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

     (o) "Option" or "Stock Option" shall mean an Award granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

     (p) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

     (q) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

     (r) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

     (s) "Participant" means any director of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

     (t) "Plan" shall mean the Norwood Financial Corp. 1999 Directors Stock Compensation Plan.

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     (u) "Share" shall mean one share of the Common Stock.

     (v) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

     3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 11 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed 17,600 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

     4. Six Month Holding Period. Except in the event of the death or disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

     5. Administration of the Plan.
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     (a)  Composition of the Committee.  The Plan shall be  administered  by the
Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3. (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

     The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

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          6.      Eligibility for Awards and Limitations.
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     (a) The Committee  shall from time to time determine the  Participants  who shall be granted Awards under the Plan and the number of Awards to be granted to each such persons. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by
each  such   Participant,   each  such   Participant's   current  and  potential
contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

     (b) In no event shall Shares subject to Options granted to any Participant exceed more than 15% of the total number of Shares authorized for delivery under the Plan.

     7. Term of the Plan.  The Plan shall  continue  in effect for a term of ten
(10) years and 1 day from the Effective Date, unless the Plan is terminated by the Board in accordance with the Plan.

     8. Terms and Conditions of Stock Options. Stock Options may be granted or awarded only to Participants. Each Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

     (a) Option Price. The price per Share at which each Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Stock Option is granted.

     (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Stock Option granted under the Plan shall be made at the time of exercise of each such Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

     (c) Term of Stock Option. The term of exercisability of each Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Stock Option is granted.

     (d) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.


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     (e) Transferability.  An Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. Awards to Directors. As of the close of business on the day of the first regularly scheduled Board meeting in December of each year, Stock Options to purchase shares of Common Stock shall be granted to each Non-employee Director of the Company or the Bank then serving as of such date and annually thereafter ("Date of Grant"). Such Options shall be exercisable at a price equal to the Fair Market Value of the Common Stock as of the date of grant of such Options. Such Options will be first exercisable as of the one year anniversary of such Date of Grant. Except as limited by Section 10 hereof, such Options shall continue to be exercisable for a period of ten years and one day following the date of grant. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan. The number of options to be awarded to each Director shall be determined by the Committee.


     10. Effect of Termination of Service, Disability or Death on Incentive Stock Options.


     (a) Termination of Service. In the event that any Optionee's employment or other service provided to the Company or the Bank shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code) or death, all of any such Optionee's Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Option or (ii) the expiration of not more than three (3) months after the date of such termination as director or such service, but only if, and to the extent that, the Optionee was entitled to exercise any such option at the date of such termination. In the event of removal in accordance with the Company's or the Bank's Articles of Incorporation or Bylaws, as the case may be, the Option shall automatically terminate on the date of such termination.

     (b) Disability. In the event that any Optionee's directorship or other service with the Company or the Bank shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Options granted to him pursuant to the Plan at any time prior to the earlier of
(i) the respective expiration dates of any such Options or (ii) the date which is six (6) months after the date of such termination, but only if, and to the extent that, the Optionee was entitled to exercise any such Options at the date of such termination.

     (c) Death. In the event of the death of an Optionee, any Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is six (6) months after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Options at the date of death. For purposes of this Section 10(c), any Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options in the event of death, such persons may receive Shares or cash or combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the fair market value of such Shares and the exercise price of such Options on the exercise date.


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     11.  Withholding  Tax. The Company  shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     12. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

     (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

     (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

     (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.


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     (c) Extraordinary  Corporate Action.  Notwithstanding any provisions of the
Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

     (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

     (ii)  cancel  any  or  all  previously   granted  Options,   provided  that
appropriate  consideration  is paid to the  Optionee  in  connection  therewith;
and/or

     (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable.

     (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

     (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner.

     Except as expressly provided in Sections 12(a), 12(b) and 12(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

     13. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date specified in accordance with the Plan or the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     14. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 15 hereof.

     15. Amendment and Termination of the Plan.

     (a) Action by the Board. The Board may alter, suspend or discontinue the Plan.

     (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty,


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the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     16. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

     (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

     (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" within the sole discretion of the Board, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

     (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

     17. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     18. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.


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     19. No Employment Rights. No Director,  Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

     20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that federal law shall be deemed to apply.